CONTACT:  Michael D. Witzeman

(513) 762-6714

Chemed Reports Fourth-Quarter 2023 Results

CINCINNATI, February 27, 2024—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2023, versus the comparable prior-year period.

Changes to Non-GAAP Metrics

Chemed uses certain non-GAAP metrics such as EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted earnings per share, to provide additional context and perspective to reported operational results.

Chemed’s previously reported non-GAAP metrics during the four sequential quarters from September 30, 2022 through June 30, 2023 excluded the 12-month pandemic-related licensed healthcare professional retention bonus (Retention Program).

Starting with the quarter-ended September 30, 2023, the Company no longer excludes the cost of the Retention Program when presenting non-GAAP operating metrics in current or prior periods.

For the quarter-ended December 31, 2023, there is a pre-tax and after-tax expense reversal related to the Retention Program of $2.9 million and $2.2 million, respectively.  For the quarter-ended December 31, 2022, the pretax and after-tax Retention Program expense was $10.1 million and $7.5 million, respectively.

For the year ended December 31, 2023 pretax and after-tax expense for the Retention Program is $20.8 million and $15.8 million, respectively.  For the year ended December 31, 2022 pretax and after-tax expense for the Retention Program was $19.6 million and $14.6 million, respectively.

Results for Quarter Ended December 31, 2023

Consolidated operating results:

•	Revenue increased 7.2% to $585.9 million
•	GAAP Diluted Earnings-per-Share (EPS) of $5.90, an increase of 42.9%
•	Adjusted Diluted EPS of $6.60, an increase of 35.0%

VITAS segment operating results:

•	Net Patient Revenue of $350.0 million, an increase of 13.6%
•	Average Daily Census (ADC) of 19,352, an increase of 11.0%
•	Admissions of 15,867, an increase of 7.0%
•	Net Income, excluding certain discrete items, of $63.3 million, an increase of 72.6%
•	Adjusted EBITDA, excluding Medicare Cap, of $83.3 million, an increase of 61.6%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 23.7%, an increase of 705-basis points

Roto-Rooter segment operating results:

•	Revenue of $235.9 million, a decrease of 1.1%
•	Net Income, excluding certain discrete items, of $47.7 million, a decrease of 3.2%
•	Adjusted EBITDA of $64.9 million, a decline of 6.4%
•	Adjusted EBITDA margin of 27.5%, a decline of 154-basis points

VITAS

VITAS net revenue was $350.0 million in the fourth quarter of 2023, which is an increase of 13.6% when compared to the prior-year period.  This revenue increase is comprised primarily of an 11.0% increase in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 2.3%.  Acuity mix shift negatively impacted revenue growth 38-basis points in the quarter when compared to the prior-year period’s revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes increased revenue growth by approximately 61-basis points.

In the fourth quarter of 2023, VITAS accrued $2.4 million in Medicare Cap billing limitations.  This compares to a $2.8 million Medicare Cap billing limitation in the fourth quarter of 2022.

Of VITAS’ 30 Medicare provider numbers, 26 provider numbers have a trailing 12-month Medicare Cap cushion of 10% or greater, two provider numbers have a cushion between 5% and 10%, no provider number has a cushion between 0% and 5%, and two provider numbers have a trailing 12-month Medicare Cap billing limitation totaling $7.8 million.

Average revenue per patient per day in the fourth quarter of 2023 was $201.33 which is 200-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $177.62 and $1,058.60, respectively.  During the quarter, high acuity days-of-care were 2.7% of total days of care, a decline of 6-basis points when compared to the prior-year quarter.

The fourth quarter 2023 gross margin, excluding Medicare Cap, was 29.9%.  This compares to the prior year gross margin of 23.6%, excluding Medicare Cap.  Approximately 406-basis points of this difference is attributable to the expense associated with the Retention Program.  Selling, general and administrative expenses were $22.0 million in the fourth quarter of 2023 and compares to $22.0 million in the prior-year quarter.

Adjusted EBITDA, excluding Medicare Cap, totaled $83.3 million in the quarter, an increase of 61.6%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 23.7%, which is 705-basis points above the prior-year period.  Approximately 406-basis points of this difference is attributable to the expense associated with the Retention Program.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $235.9 million in the fourth quarter of 2023, a decrease of 1.1%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $54.0 million, a decrease of 7.9% from the prior-year.  This aggregate commercial revenue decline consisted of drain cleaning revenue declining 8.6%, plumbing declining 6.3%, excavation declining 5.9%, and water restoration declining 16.1%.

Roto-Rooter branch residential revenue in the quarter totaled $162.5 million, an increase of 2.0%, over the prior-year period.  This aggregate residential revenue growth consisted of drain cleaning decreasing 5.6%, plumbing increasing 1.4%, excavation expanding 4.0%, and water restoration increasing 8.6%.

Roto-Rooter’s gross margin in the quarter was 52.9%, a 9-basis point decline when compared to the fourth quarter of 2022.  Adjusted EBITDA in the fourth quarter of 2023 totaled $64.9 million, a decrease of 6.4%.  The Adjusted EBITDA margin in the quarter was 27.5%, which is 154-basis points below the prior-year period.

Chemed Consolidated

As of December 31, 2023, Chemed had total cash and cash equivalents of $264.0 million and no current or long-term debt.

In June 2022, Chemed entered into a five-year $550 million Amended and Restated Credit Agreement (Credit Agreement).  This Credit Agreement consisted of a $100 million amortizable term loan and a $450 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points.  The Company paid off the remaining portion of the term loan in the second quarter of 2023.  There is approximately $404.8 million of undrawn borrowing capacity under the Credit Agreement after excluding $45.2 million for Letters of Credit.

During the quarter, the Company repurchased 79,512 shares of Chemed stock for $46.0 million which equates to a cost per share of $579.09.  As of December 31, 2023, there was approximately $314.1 million of remaining share repurchase authorization under its plan.

Guidance for 2024

VITAS 2024 revenue, prior to Medicare Cap, is estimated to increase 9.0% to 9.8% when compared to 2023.  ADC is estimated to increase 6.5% to 7.0%.  Full year adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 17.8% to 18.3%.  Medicare Cap billing limitations are estimated to be $9.5 million in calendar year 2024.

Roto-Rooter is forecasted to achieve full-year 2024 revenue growth of 3.5% to 4.0%. Roto-Rooter’s adjusted EBITDA margin for 2024 is expected to be 28.7% to 29.1%.

Based upon the above, full-year 2024 earnings per diluted share, excluding: non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation, and other discrete items, is estimated to be in the range of $23.30 to $23.70.

The 2024 guidance assumes an effective corporate tax rate on adjusted earnings of 24.2% and a diluted share count of 15.2 million shares.  Chemed’s 2023 adjusted earnings per diluted share was $20.30, including $1.04 per share for costs associated with the 2023 portion of the Retention Program.

Conference Call

As previously disclosed, Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday February 28, 2024, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website https://edge.media-server.com/mmc/p/586r6wmh.

Participants may also register via teleconference at: https://register.vevent.com/register/BIefc8b6001c2b43b09e16a655471d87c4.

Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 18,600 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
Service revenues and sales	$585,912	$546,654	2,264,417	$2,134,963
Cost of services provided and goods sold	358,346	349,570	1,465,602	1,369,877
Selling, general and administrative expenses (aa)	100,436	96,928	395,120	358,727
Depreciation	13,024	12,096	50,802	49,102
Amortization	2,515	2,512	10,063	10,070
Other operating expense	197	4,221	2,261	3,691
Total costs and expenses	474,518	465,327	1,923,848	1,791,467
Income from operations	111,394	81,327	340,569	343,496
Interest expense	(342)	(1,601)	(3,108)	(4,584)
Other income/(expense)--net (bb)	4,541	2,674	12,906	(9,233)
Income before income taxes	115,593	82,400	350,367	329,679
Income taxes	(25,540)	(20,274)	(77,858)	(80,055)
Net income	$90,053	$62,126	$272,509	$249,624
Earnings Per Share
Net income	$5.96	$4.17	$18.11	$16.72
Average number of shares outstanding	15,099	14,913	15,050	14,929
Diluted Earnings Per Share
Net income	$5.90	$4.13	$17.93	$16.53
Average number of shares outstanding	15,270	15,052	15,200	15,099

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$95,601	$91,779	$377,027	$360,896
Long-term incentive compensation	3,872	2,923	11,689	7,801
Market value adjustments related to deferred
compensation trusts	963	2,226	6,404	(9,970)
Total SG&A expenses	$100,436	$96,928	$395,120	$358,727

(bb) Other income/(expense)--net comprises (in thousands):
	Three Months Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
Market value adjustments related to deferred
compensation trusts	$963	$2,226	$6,404	$(9,970)
Interest income	3,408	65	6,270	355
Other	170	383	232	382
Total other income/(expense)--net	$4,541	$2,674	$12,906	$(9,233)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$263,958	$74,126
Accounts receivable less allowances	181,511	139,408
Inventories	12,004	10,272
Prepaid income taxes	13,166	18,515
Prepaid expenses	30,204	30,291
Total current assets	500,843	272,612
Investments of deferred compensation plans held in trust	106,126	93,196
Properties and equipment, at cost less accumulated depreciation	203,840	199,714
Lease right of use asset	126,387	135,662
Identifiable intangible assets less accumulated amortization	90,264	99,726
Goodwill	585,017	581,295
Other assets	55,618	59,807
Total Assets	$1,668,095	$1,442,012
Liabilities
Current liabilities
Accounts payable	$64,034	$41,884
Current portion of long-term debt	-	5,000
Income taxes	6,858	-
Accrued insurance	58,568	58,515
Accrued compensation	88,381	87,350
Accrued legal	6,386	4,456
Short-term lease liability	38,635	38,996
Other current liabilities	49,188	61,004
Total current liabilities	312,050	297,205
Deferred income taxes	30,321	38,613
Long-term debt	-	92,500
Deferred compensation liabilities	104,069	92,330
Long-term lease liability	100,776	110,513
Other liabilities	13,003	12,136
Total Liabilities	560,219	643,297
Stockholders' Equity
Capital stock	37,184	36,796
Paid-in capital	1,341,273	1,149,899
Retained earnings	2,446,925	2,197,918
Treasury stock, at cost	(2,719,588)	(2,588,145)
Deferred compensation payable in Company stock	2,082	2,247
Total Stockholders' Equity	1,107,876	798,715
Total Liabilities and Stockholders' Equity	$1,668,095	$1,442,012

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2023	2022
Cash Flows from Operating Activities
Net income	$272,509	$249,624
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	60,865	59,172
Stock option expense	30,082	26,254
Deferred payroll taxes	-	(18,175)
Noncash long-term incentive compensation	9,267	6,188
(Benefit)/provision for deferred income taxes	(8,027)	14,827
Litigation settlements	2,050	4,000
Noncash directors' compensation	1,444	1,170
Amortization of debt issuance costs	580	342
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(41,488)	(2,414)
Increase in inventories	(1,732)	(162)
Decrease in prepaid expenses	87	2,397
(Decrease)/increase in accounts payable and
other current liabilities	(9,348)	15,343
Change in current income taxes	11,748	(996)
Net change in lease assets and liabilities	(1,424)	1,471
Increase in other assets	(9,952)	(45,779)
Increase/(decrease) in other liabilities	12,802	(3,350)
Other sources/(uses)	836	(26)
Net cash provided by operating activities	330,299	309,886
Cash Flows from Investing Activities
Capital expenditures	(56,854)	(57,325)
Business combinations, net of cash acquired	(3,994)	(3,529)
Proceeds from sale of fixed assets	640	2,330
Other uses	(434)	(878)
Net cash used by investing activities	(60,642)	(59,402)
Cash Flows from Financing Activities
Proceeds from exercise of stock options	102,192	44,968
Payments on other long-term debt	(97,500)	(2,500)
Proceeds from other long-term debt	-	100,000
Purchases of treasury stock	(67,697)	(114,515)
Dividends paid	(23,502)	(22,017)
Change in cash overdrafts payable	15,749	(11,884)
Capital stock surrendered to pay taxes on stock-based compensation	(9,557)	(15,611)
Debt issuance costs	-	(1,586)
Payments on revolving line of credit	-	(306,800)
Proceeds from revolving line of credit	-	121,800
Other sources/(uses)	490	(1,108)
Net cash used by financing activities	(79,825)	(209,253)
Increase/(decrease) in Cash and Cash Equivalents	189,832	41,231
Cash and cash equivalents at beginning of year	74,126	32,895
Cash and cash equivalents at end of year	$263,958	$74,126

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023 (a)
Service revenues and sales	$349,998	$235,914	$-	$585,912
Cost of services provided and goods sold	247,151	111,195	-	358,346
Selling, general and administrative expenses	22,048	59,621	18,767	100,436
Depreciation	5,052	7,959	13	13,024
Amortization	26	2,489	-	2,515
Other operating (income)/expense	4	193	-	197
Total costs and expenses	274,281	181,457	18,780	474,518
Income/(loss) from operations	75,717	54,457	(18,780)	111,394
Interest expense	(26)	(55)	(261)	(342)
Intercompany interest income/(expense)	5,008	3,265	(8,273)	-
Other income—net	201	29	4,311	4,541
Income/(loss) before income taxes	80,900	57,696	(23,003)	115,593
Income taxes	(17,613)	(11,809)	3,882	(25,540)
Net income/(loss)	$63,287	$45,887	$(19,121)	$90,053

2022 (b)
Service revenues and sales	$308,059	$238,595	$-	$546,654
Cost of services provided and goods sold	237,333	112,237	-	349,570
Selling, general and administrative expenses	22,005	57,096	17,827	96,928
Depreciation	5,061	7,017	18	12,096
Amortization	26	2,486	-	2,512
Other operating expense/(income)	4,266	(45)	-	4,221
Total costs and expenses	268,691	178,791	17,845	465,327
Income/(loss) from operations	39,368	59,804	(17,845)	81,327
Interest expense	(31)	(76)	(1,494)	(1,601)
Intercompany interest income/(expense)	4,720	2,594	(7,314)	-
Other income/(expense)—net	417	31	2,226	2,674
Income/(loss) before income taxes	44,474	62,353	(24,427)	82,400
Income taxes	(10,800)	(14,829)	5,355	(20,274)
Net income/(loss)	$33,674	$47,524	$(19,072)	$62,126

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023 (a)
Service revenues and sales	$1,315,065	$949,352	$-	$2,264,417
Cost of services provided and goods sold	1,017,623	447,979	-	1,465,602
Selling, general and administrative expenses	93,296	231,587	70,237	395,120
Depreciation	19,959	30,790	53	50,802
Amortization	104	9,959	-	10,063
Other operating (income)/expense	(12)	2,273	-	2,261
Total costs and expenses	1,130,970	722,588	70,290	1,923,848
Income/(loss) from operations	184,095	226,764	(70,290)	340,569
Interest expense	(180)	(442)	(2,486)	(3,108)
Intercompany interest income/(expense)	19,400	11,918	(31,318)	-
Other income—net	1,309	126	11,471	12,906
Income/(loss) before income taxes	204,624	238,366	(92,623)	350,367
Income taxes	(46,115)	(50,125)	18,382	(77,858)
Net income/(loss)	$158,509	$188,241	$(74,241)	$272,509

2022 (b)
Service revenues and sales	$1,201,564	$933,399	$-	$2,134,963
Cost of services provided and goods sold	931,861	438,016	-	1,369,877
Selling, general and administrative expenses	89,187	222,257	47,283	358,727
Depreciation	21,955	27,075	72	49,102
Amortization	101	9,969	-	10,070
Other operating (income)/expense	3,337	354	-	3,691
Total costs and expenses	1,046,441	697,671	47,355	1,791,467
Income/(loss) from operations	155,123	235,728	(47,355)	343,496
Interest expense	(172)	(396)	(4,016)	(4,584)
Intercompany interest income/(expense)	18,901	9,345	(28,246)	-
Other income/(expense)—net	600	138	(9,971)	(9,233)
Income/(loss) before income taxes	174,452	244,815	(89,588)	329,679
Income taxes	(43,000)	(58,695)	21,640	(80,055)
Net income/(loss)	$131,452	$186,120	$(67,948)	$249,624

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023
Net income/(loss)	$63,287	$45,887	$(19,121)	$90,053
Add/(deduct):
Interest expense	26	55	261	342
Income taxes	17,613	11,809	(3,882)	25,540
Depreciation	5,052	7,959	13	13,024
Amortization	26	2,489	-	2,515
EBITDA	86,004	68,199	(22,729)	131,474
Add/(deduct):
Intercompany interest expense/(income)	(5,008)	(3,265)	8,273	-
Interest income	(31)	(29)	(3,348)	(3,408)
Stock option expense	-	-	7,706	7,706
Long-term incentive compensation	-	-	3,872	3,872
Adjusted EBITDA	$80,965	$64,905	$(6,226)	$139,644

2022
Net income/(loss)	$33,674	$47,524	$(19,072)	$62,126
Add/(deduct):
Interest expense	31	76	1,494	1,601
Income taxes	10,800	14,829	(5,355)	20,274
Depreciation	5,061	7,017	18	12,096
Amortization	26	2,486	-	2,512
EBITDA	49,592	71,932	(22,915)	98,609
Add/(deduct):
Intercompany interest expense/(income)	(4,720)	(2,594)	7,314	-
Interest income	(36)	(30)	1	(65)
Stock option expense	-	-	6,911	6,911
Litigation settlement	4,000	-	-	4,000
Long-term incentive compensation	-	-	2,923	2,923
Adjusted EBITDA	$48,836	$69,308	$(5,766)	$112,378

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2023
Net income/(loss)	$158,509	$188,241	$(74,241)	$272,509
Add/(deduct):
Interest expense	180	442	2,486	3,108
Income taxes	46,115	50,125	(18,382)	77,858
Depreciation	19,959	30,790	53	50,802
Amortization	104	9,959	-	10,063
EBITDA	224,867	279,557	(90,084)	414,340
Add/(deduct):
Intercompany interest expense/(income)	(19,400)	(11,918)	31,318	-
Interest income	(1,078)	(125)	(5,067)	(6,270)
Stock option expense	-	-	30,082	30,082
Long-term incentive compensation	-	-	11,689	11,689
Litigation settlements	-	2,056	-	2,056
Adjusted EBITDA	$204,389	$269,570	$(22,062)	$451,897
2022
Net income/(loss)	$131,452	$186,120	$(67,948)	$249,624
Add/(deduct):
Interest expense	172	396	4,016	4,584
Income taxes	43,000	58,695	(21,640)	80,055
Depreciation	21,955	27,075	72	49,102
Amortization	101	9,969	-	10,070
EBITDA	196,680	282,255	(85,500)	393,435
Add/(deduct):
Intercompany interest expense/(income)	(18,901)	(9,345)	28,246	-
Interest income	(218)	(138)	1	(355)
Stock option expense	-	-	26,254	26,254
Long-term incentive compensation	-	-	7,801	7,801
Litigation settlements	4,000	-	-	4,000
Direct costs related to COVID-19	310	988	89	1,387
Medicare cap sequestration adjustment	138	-	-	138
Adjusted EBITDA	$182,009	$273,760	$(23,109)	$432,660

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2023	2022	2023	2022
Net income as reported	$90,053	$62,126	$272,509	$249,624
Add/(deduct) pre-tax cost of:
Stock option expense	7,706	6,911	30,082	26,254
Long-term incentive compensation	3,872	2,923	11,689	7,801
Amortization of reacquired franchise agreements	2,352	2,352	9,408	9,408
Litigation settlements	-	4,000	2,056	4,000
Medicare cap sequestration adjustment	-	-	-	138
Direct costs related to COVID-19	-	-	-	1,387
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,216)	(3,151)	(8,658)	(9,075)
Tax impact of deferred tax rate change	-	-	(4,241)	-
Excess tax benefits on stock compensation	(954)	(1,538)	(4,330)	(5,928)
Adjusted net income	$100,813	$73,623	$308,515	$283,609

Diluted Earnings Per Share As Reported
Net income	$5.90	$4.13	$17.93	$16.53
Average number of shares outstanding	15,270	15,052	15,200	15,099

Adjusted Diluted Earnings Per Share
Adjusted net income	$6.60	$4.89	$20.30	$18.78
Average number of shares outstanding	15,270	15,052	15,200	15,099

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

Three Months Ended December 31,			For the Years Ended December 31,
OPERATING STATISTICS	2023	2022	2023	2022
Net revenue ($000) (c)
Homecare	$303,883	$267,691	$1,136,437	$1,039,211
Inpatient	28,107	26,647	112,419	102,361
Continuous care	22,620	19,284	85,674	77,000
Other	3,844	2,977	13,582	12,438
Subtotal	$358,454	$316,599	$1,348,112	$1,231,010
Room and board, net	(2,535)	(2,778)	(10,851)	(9,574)
Contractual allowances	(3,546)	(3,012)	(14,196)	(12,004)
Medicare cap allowance	(2,375)	(2,750)	(8,000)	(7,868)
Net Revenue	$349,998	$308,059	$1,315,065	$1,201,564
Net revenue as a percent of total before Medicare cap allowance
Homecare	84.8%	84.6%	84.3%	84.4%
Inpatient	7.8	8.4	8.3	8.3
Continuous care	6.3	6.1	6.4	6.3
Other	1.1	0.9	1.0	1.0
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.7)	(0.9)	(0.8)	(0.8)
Contractual allowances	(1.0)	(0.9)	(1.1)	(1.0)
Medicare cap allowance	(0.7)	(0.9)	(0.6)	(0.6)
Net Revenue	97.6%	97.3%	97.5%	97.6%
Days of care
Homecare	1,439,494	1,289,067	5,457,963	5,086,021
Nursing home	285,616	264,895	1,118,728	1,036,816
Respite	7,394	5,807	26,605	23,905
Subtotal routine homecare and respite	1,732,504	1,559,769	6,603,296	6,146,742
Inpatient	24,918	24,254	101,905	95,431
Continuous care	23,001	19,909	88,631	81,890
Total	1,780,423	1,603,932	6,793,832	6,324,063

Number of days in relevant time period	92	92	365	365
Average daily census ("ADC") (days)
Homecare	15,646	14,012	14,953	13,934
Nursing home	3,105	2,879	3,065	2,841
Respite	80	63	73	65
Subtotal routine homecare and respite	18,831	16,954	18,091	16,840
Inpatient	271	264	279	261
Continuous care	250	216	243	224
Total	19,352	17,434	18,613	17,325

Total Admissions	15,867	14,829	63,431	60,774
Total Discharges	15,705	14,862	61,242	60,930
Average length of stay (days)	105.9	103.9	102.2	104.6
Median length of stay (days)	17.0	16.0	16.0	16.0

ADC by major diagnosis
Cerebro	42.8%	41.0%	42.5%	39.8%
Neurological	13.7	20.3	15.3	21.2
Cancer	10.3	10.7	10.5	10.9
Cardio	16.2	15.7	16.1	15.7
Respiratory	7.0	7.2	7.1	7.3
Other	10.0	5.1	8.5	5.1
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	26.5%	25.6%	26.4%	24.6%
Neurological	8.3	11.0	9.4	12.3
Cancer	25.9	26.7	26.0	26.3
Cardio	15.4	15.3	16.0	14.9
Respiratory	10.1	10.5	10.1	10.3
Other	13.8	10.9	12.1	11.6
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.0%	1.0%	1.1%	1.0%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	37.8	38.1	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	36.0	28.0	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2023 AND 2022
(unaudited)

(a)	Included in the results of operations for 2023 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2023
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(7,706)	$(7,706)
	Long-term incentive compensation	-	-	(3,872)	(3,872)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Pretax impact on earnings	-	(2,352)	(11,578)	(13,930)
	Excess tax benefits on stock compensation	-	-	954	954
	Income tax benefit on the above	-	548	1,668	2,216
	After-tax impact on earnings	$-	$(1,804)	$(8,956)	$(10,760)

		For the Years Ended December 31, 2023
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(30,082)	$(30,082)
	Long-term incentive compensation	-	-	(11,689)	(11,689)
	Amortization of reacquired franchise agreements	-	(9,408)	-	(9,408)
	Litigation settlements	-	(2,056)	-	(2,056)
	Pretax impact on earnings	-	(11,464)	(41,771)	(53,235)
	Excess tax benefits on stock compensation	-	-	4,330	4,330
	Tax impact of deferred tax rate change	1,772	3,559	(1,090)	4,241
	Income tax benefit on the above	-	2,671	5,987	8,658
	After-tax impact on earnings	$1,772	$(5,234)	$(32,544)	$(36,006)

(b)	Included in the results of operations for 2022 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(6,911)	$(6,911)
	Litigation settlements	(4,000)	-	-	(4,000)
	Long-term incentive compensation	-	-	(2,923)	(2,923)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Pretax impact on earnings	(4,000)	(2,352)	(9,834)	(16,186)
	Excess tax benefits on stock compensation	-	-	1,538	1,538
	Income tax benefit on the above	1,016	623	1,512	3,151
	After-tax impact on earnings	$(2,984)	$(1,729)	$(6,784)	$(11,497)

		For the Years Ended December 31, 2022
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(26,254)	$(26,254)
	Amortization of reacquired franchise agreements	-	(9,408)	-	(9,408)
	Long-term incentive compensation	-	-	(7,801)	(7,801)
	Litigation settlements	(4,000)	-	-	(4,000)
	Direct costs related to COVID-19	(310)	(988)	(89)	(1,387)
	Medicare cap sequestration adjustment	(138)	-	-	(138)
	Pretax impact on earnings	(4,448)	(10,396)	(34,144)	(48,988)
	Excess tax benefits on stock compensation	-	-	5,928	5,928
	Income tax benefit on the above	1,130	2,755	5,190	9,075
	After-tax impact on earnings	$(3,318)	$(7,641)	$(23,026)	$(33,985)

(c)

VITAS has 11 large (greater than 450 ADC), 17 medium (greater than 200 but less than 450 ADC) and 22 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the trailing 12 months, 26 provider numbers have a Medicare cap cushion of greater than 10%, two provider numbers have a Medicare cap cushion between 5% and 10%, and two provider numbers have a Medicare cap liability.